Exhibit 10.27

CONSENT BY LANDLORD TO FIRST AMENDMENT TO SUB-SUBLEASE
The undersigned, KBSII FOUNTAINHEAD, LLC, a Delaware limited liability company ("Landlord"), successor in interest to US Real Estate Limited Partnership ("Original Landlord"), as the current owner of all of the landlord's/lessor's right, title and interest in and to that certain lease agreement (as heretofore amended, the "Lease"), dated July 29, 2009, originally entered into by and between Original Landlord, as landlord/lessor, and THE UNIVERSITY OF PHOENIX, INC., as tenant/lessee (the "Master Sublessor"), for certain premises ("Premises") located at (i) 1601 Fountainhead Parkway, Tempe, Arizona 85282 (the "1601 Fountainhead Building") and (ii) 1625 Fountainhead Parkway, Tempe, Arizona 85282 (the "1625 Fountainhead Building''), hereby consents to WESTERN INTERNATIONAL UNIVERSITY, INC., an Arizona corporation (the "Sublessor"), as subtenant of Master Sublessor pursuant to that certain Sublease dated August 3l , 2012, as amended (the "Master Sublease") pursuant to which Sublessor sublease a portion of the Premises (the "Subleased Premises") from Master Sublessor, to enter into that certain First Amendment to Sub-Sublease and License (the "Sub Sublease Agreement''), subletting a portion of the Subleased Premises as more particularly described therein (the "Sub-Subleased. Premises"), to TIYA ACADEMY, LLC, a South Carolina limited liability company d/b/a The Iron Yard (formerly known as TIYA Phoenix, LLC) ("Sublessee"), upon and subject to the express understandings and conditions that:

1.
Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Master Sublease or the Sub-Sublease Agreement and assumes no liability or obligation of any kind whatsoever on account of anything contained in the Master Sublease or the Sub Sublease Agreement.

2.
By executing this Consent by Landlord to Sub-Sublease ("Consent"), Landlord shall not be deemed to have waived any rights under the Lease nor shall Landlord be deemed to have waived the Master Sublessor' s, Sublessor's or Sublessee's obligations to obtain any required consents under the Lease (other than consent to the Sub-Sublease Agreement itself).

3.
Sublessor and Sublessee shall each be liable for any and all of Master Sublessor' s obligations (past and future) under and as set forth in the Lease with respect to the Subleased Premises and Sub-Subleased Premises, including without limitation, the duty to perform all of the obligations of the "Tenant" under the Lease with respect to the Subleased Premises and Sub-Subleased Premises.

4.
Master Sublessor shall be and continue to remain liable for (a) the payment of any and all rental amounts payable under the Lease (including any additional rent), any and all adjustments to rent, any and all parking fees and other related charges, and any and all other payments required to be made by the tenant/lessee under the Lease, all as set forth in the Lease, and (b) the full and prompt performance of all of the obligations of the tenant/lessee under and as set forth in the Lease.

5.	Simultaneously with its execution of this Consent, Master Sublessor shall pay to Landlord the actual cost of Landlord's legal fees in connection with this Consent.

6.
Nothing contained in the Sublease Agreement or Sub-Sublease Agreement shall be taken or construed to in any way modify, alter, waive or affect any of the terms, covenants or conditions contained in the Lease.

7.	There shall be no further subletting or assignment of all or any portion of the Premises demised under the Lease except in accordance with the terms and conditions of the Lease.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE PAGE TO CONSENT BY LANDLORD TO FIRST AMENDMENT TO SUB-SUBLEASE BY AN D B.ITW EEN KBSI! FOUNTA I NHEA D, LLC, AS LANDLORD ,
T H E UNIVERSITY OF PHOEN IX LLC AS MASTER SUBLESSOR , WESTE RN I NT ERNATIO NAL UN1VERSITY, AS SUBLESSOR
TIYA ACADEMY, LLC, AS SUBLESSEE

IN WITNESS WHEREOF, Landlord, Master Sublessor, Sublessor and Sublessee have executed this Consent to be effective as of the ____ day of ____________, 2016, and this Consent shall be effective only if executed by Landlord, Master Sublessor, Sublessor and Sublessee.

LANDLORD:
KBSRII FOUNTAINHEAD, LLC,
a Delaware limited liability company

By:	KBS Capital Advisors, LLC, a Delaware
limited liability company,
as agent
By: /s/ Tim Helgeson
Name: Tim Helgeson
Its: SVP
Date: February 9, 2016

MASTER SUBLESSOR:
THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation
By: ______________________
Name: ___________________
Its: ______________________
Date: _______________, 2016
[Signature Page Continues]

SUBLESSOR:
WESTERN INTERNATIONAL UNIVERSITY,
an Arizona corporation
By: ______________________
Name: ___________________
Its: ______________________
Date: _______________, 2016

SUBLESSEE:
TIYA ACADEMY, LLC,
a South Carolina limited liability company d/b/a
The Iron Yard
By: ______________________
Name: ___________________
Its: ______________________
Date: _______________, 2016

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